SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 29, 2002


                                CARECENTRIC, INC.

               (Exact name of registrant as specified in charter)



        Delaware                    000-22162                 22-3209241
(State or other jurisdiction   (Commission File Number)    (IRS Employer
    of incorporation)                                     Identification No.)



  2625 Cumberland Parkway
     Suite 310                                             30339
   Atlanta, Georgia                                       (Zip Code)
  (Address of principal
   executive offices)

       (Registrant's telephone number including area code) (770) 805-4400







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ITEM 5.  OTHER EVENTS.

         On March 29, 2002, CareCentric, Inc. issued a press release regarding a charge to its 2001 operations for an impairment write-down of goodwill and other intangible assets. CareCentric hereby incorporates by reference herein the information set forth in its Press Release dated March 29, 2002, a copy of which is annexed hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

         Not Applicable.

         (c)      Exhibits.

Exhibit
Number                                               Description
------                                               -----------
99                                    Press Release dated March 29, 2002

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CARECENTRIC, INC.




Date: March 29, 2002                By:  /s/      John R. Festa
                                       -----------------------------------------
                                         John R. Festa
                                         Chief Executive Officer
                                        (Principal Executive Officer)